UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2017

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-8809	SCANA Corporation (a South Carolina corporation)	57-0784499
1-3375	South Carolina Electric & Gas Company (a South Carolina corporation)	57-0248695
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 40.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately furnished by SCANA Corporation and South Carolina Electric & Gas Company. Information contained herein relating to any individual registrant is furnished by such registrant on its own behalf. South Carolina Electric & Gas Company makes no representation as to information relating to SCANA Corporation or its subsidiaries (other than South Carolina Electric & Gas Company and its consolidated affiliates).

Item 7.01    REGULATION FD DISCLOSURE.

On September 26, 2017, the South Carolina Office of Regulatory Staff (ORS) filed a Request for Rate Relief (Request) with the Public Service Commission of South Carolina (Commission), asking for an order from the Commission directing South Carolina Electric & Gas Company (SCE&G) to immediately suspend all revised rates collections from customers which were previously approved by the Commission pursuant to the authority of the Base Load Review Act (BLRA).  In the Request, ORS relies upon an opinion published by the South Carolina Attorney General’s Office on September 26, 2017 that “as applied, portions of the BLRA are constitutionally suspect.” Based on ORS’ review of the Attorney General’s Office’s opinion, ORS asserts it is not just and reasonable or in the public interest to allow SCE&G to continue collecting revised rates.  In the Request, ORS further alleges that SCE&G failed to disclose information that should have been disclosed and that would have appeared to provide a basis for challenging prior requests, and alleges SCE&G should not be allowed to continue to benefit from nondisclosure. The Request also asks for an order that, if the BLRA is found to be unconstitutional or the General Assembly amends or revokes the BLRA, then SCE&G should make credits to future bills or refunds to customers for prior revised rates collections.  SCE&G intends to vigorously contest the Request.  No assurance can be given as to the timing or outcome of this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries or consolidated affiliates thereof.

SCANA Corporation
South Carolina Electric & Gas Company
(Registrants)

Date: September 27, 2017	By:	/s/James E. Swan, IV
James E. Swan, IV
Vice President and Controller